                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

                            ------------------------

      NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 24, 1999

                            ------------------------

     Notice is hereby given that a Special Meeting in Lieu of Annual Meeting of Stockholders of Project Software & Development, Inc. (the "Company") will be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts on Wednesday, March 24, 1999, beginning at 10:00 A.M., local time, for the following purposes:

     1.  To elect two Class III Directors for a three-year term;

     2.  To approve the Company's 1999 Equity Incentive Plan;

     3. To approve certain amendments with respect to the Company's 1994 Incentive and Nonqualified Stock Option Plan;

     4. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers L.L.P. as the Company's independent public accountants for the current fiscal year; and

     5. To transact such further business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Wednesday, February 10, 1999, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, said Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

                                      By Order of the Board of Directors,

                                      /s/ Paul D. Birch
                                      ----------------------------
                                      PAUL D. BIRCH
                                      Clerk

Bedford, Massachusetts
March 5, 1999


         -------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU
                          PLAN TO ATTEND THE MEETING.

         -------------------------------------------------------------

                      PROJECT SOFTWARE & DEVELOPMENT, INC.
                                100 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730
                                 (781) 280-2000

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 24, 1999

     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about March 5, 1999 in connection with the solicitation by the Board of Directors of Project Software & Development, Inc. (the "Company") of proxies to be used at a Special Meeting in Lieu of Annual Meeting of Stockholders of the Company, to be held on Wednesday, March 24, 1999, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. If no choice has been specified by a stockholder with respect to a proposal as to which the Board of Directors has made a recommendation, however, the shares covered by any executed proxy will be voted as indicated in this proxy statement. Any stockholder may revoke his proxy at any time before it has been exercised.

     The Board of Directors of the Company has fixed the close of business on Wednesday, February 10, 1999, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 10,027,173 shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to cast one vote.

                         QUORUM AND TABULATION OF VOTES

     The By-Laws of the Company provide that the holders of a majority of shares of Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. In general, votes withheld from any nominee for election as director, abstentions (if applicable) and broker "non-votes" (if applicable) are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The affirmative vote of a plurality of the shares of Common Stock properly cast at the Annual Meeting will be necessary to elect the Class III Directors (Proposal One). The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the Company's 1999 Equity Incentive Plan, to approve the amendments with respect to the Company's 1994 Incentive and Nonqualified Stock Option Plan and to approve the Company's independent accountants (Proposals Two, Three and Four). Abstentions, votes "withheld" from director-nominees, and broker "non-votes" will not be included in calculating the number of votes cast on such Proposals.

     Votes will be tabulated by the Company's transfer agent, Boston EquiServe. The vote on each matter submitted to stockholders will be tabulated separately.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company, as a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which elected in 1996 to be subject to relevant provisions of Massachusetts law, has a Board of Directors consisting of six directors, divided into three classes, as nearly equal in size as practicable, referred to as Class I, Class II and Class III.

     The term of Norman E. Drapeau, Jr., the Company's current Class III Director, will expire at the Annual Meeting to be held on March 24, 1999. Mr. Drapeau was elected by the Board of Directors as a Class III Director in January 1998, to fill a vacancy created by the resignation of Michael D. Marvin as a Class III Director of the Company. The Company's other Class III directorship has been vacant since the resignation of William G. Nelson on January 4, 1999. The terms of the Company's Class I Directors, Robert L. Daniels and Paul D. Birch, expire at the annual meeting to be held with respect to the Company's 1999 fiscal year. The terms of the Company's Class II Directors, Alan L. Stanzler and Stephen B. Sayre, expire at the annual meeting to be held with respect to the Company's 2000 fiscal year. Mr. Stanzler consented to be named as a nominee of Robert L. Daniels and Susan H. Daniels for election as director of the Company at its Special Meeting in Lieu of Annual Meeting held on May 28, 1998 and was elected as a director at that meeting. Mr. Birch and Mr. Sayre were each elected to the Board of Directors by the members of the then existing Board to fill vacancies on the Board. The Directors in each Class serve for a term of three years and until their successors are duly elected and qualified. As the term of one Class expires, a successor director or directors for that Class are elected at the annual meeting of stockholders for that year.

     The Board of Directors has recommended that Mr. Drapeau be nominated to an additional three year term and that Richard P. Fishman be elected as a Class III Director. Mr. Drapeau and Mr. Fishman have each agreed to serve if elected, and the Company has no reason to believe that either of them will be unable to serve. In the event that Mr. Drapeau or Mr. Fishman is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for such other nominee as is then designated by the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MR. DRAPEAU AND MR. FISHMAN AS CLASS III DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors, expected nominees for director and executive officers of the Company are as follows:

NAME                                        AGE                     POSITION
----                                        ---                     --------
Norman E. Drapeau, Jr. ...................  38     President and Chief Executive Officer and
                                                     Director -- Class III
Robert L. Daniels.........................  56     Executive Chairman of the Board -- Class I
Paul D. Birch.............................  40     Executive Vice President -- Finance and
                                                     Administration, Chief Financial Officer
                                                     and Treasurer and Director -- Class I
William J. Sawyer.........................  52     Executive Vice President -- Operations
John W. Young.............................  46     Executive Vice President -- Research and
                                                     Development
Ted D. Williams...........................  50     Executive Vice President -- Worldwide
                                                   Sales
Stephen B. Sayre(1)(2)....................  46     Director -- Class II
Alan L. Stanzler(1)(2)....................  55     Director -- Class II
Richard P. Fishman........................  52     Nominee as Class III Director

---------------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee

     NORMAN E. DRAPEAU, JR. joined the Company in 1982 as an applications analyst. Since that time, he has held various positions with the Company, including, from 1984 to 1987, that of Manager of Customer Support and from 1989 through 1991, that of Director, Product Marketing. In 1991, Mr. Drapeau was appointed Vice President, Corporate Marketing, in 1992 was appointed Vice President -- Americas and in July 1996 was appointed Executive Vice
President -- Worldwide Sales and Marketing, serving in that capacity until January 1998. In January 1998, Mr. Drapeau was appointed Executive Vice President and Chief Operating Officer and was also elected a director of the Company. In May 1998, Mr. Drapeau was elected President and Chief Executive Officer.

     ROBERT L. DANIELS founded the Company in 1968 and has been a director since that time. Mr. Daniels served as Chairman of the Board and Chief Executive Officer from 1968 to 1996 and as President from 1968 to 1995. Mr. Daniels resigned as Chairman of the Board in August 1996 and as an employee of the Company in December 1996. Mr. Daniels acted as an executive consultant to the Company from this time until August 1997. In May 1998, Mr. Daniels rejoined the Company and was elected Executive Chairman of the Board.

     PAUL D. BIRCH joined the Company in 1991 as Vice President, Finance, was appointed Vice President, Finance and Administration in 1992 and Executive Vice President -- Finance and Administration in 1996. Since 1992 he has been the Chief Financial Officer of the Company, and since 1993 has held the additional office of Treasurer. In May 1998, Mr. Birch was elected a director of the Company.

     WILLIAM J. SAWYER joined the Company in 1978 as an applications consultant and served in various sales and services positions from 1978 to 1984. Mr. Sawyer was a Vice President of the Company from 1984 to 1990 and Executive Vice President from 1990 until November 1997. In November 1997, Mr. Sawyer left the Company and joined Peritus Software Services, Inc. as Vice President, Operations. Mr. Sawyer rejoined the Company in October 1998 as Executive Vice President of Operations.

     JOHN W. YOUNG originally joined the Company in 1985 and served until 1988 as MAXIMO Product Manager. From 1988 to 1992, Mr. Young was Vice President of Sales of Comac Systems Corporation, a software application company. In 1992 he rejoined the Company as Director of MAXIMO Product Design, was appointed Vice President -- Research and Development of the Company in 1995 and was appointed Executive Vice President -- Research and Development of the Company in 1998.

     TED D. WILLIAMS originally joined the Company in 1984 and served as Director, MAXIMO until 1988. From 1988 to 1993, Mr. Williams was President and Chief Operating Officer of Comac Systems Corporation, a software application company. In 1993, Mr. Williams rejoined the Company as Director, Eastern Regional Sales. He was appointed Vice President -- North American Sales in 1996 and Vice President -- Worldwide Sales in January 1998. In October, 1998, Mr. Williams was appointed Executive Vice President -- Worldwide Sales.

     STEPHEN B. SAYRE was elected as a director in September 1998. Mr. Sayre is currently the Senior Vice President of Marketing at Lotus Development Corporation, a subsidiary of IBM Corporation. Prior to joining Lotus in 1994, Mr. Sayre was President of Boston Treasury Systems and has held other senior executive level positions with Cullinet Software and Easel Corporation.

     ALAN L. STANZLER was elected as a director in May 1998. Mr. Stanzler served as a director of the Company from 1992 to 1994, and as Clerk of the Company from 1990 to 1996. Mr. Stanzler is a member of the law firm of Maselan Jones & Stanzler, P.C. From 1995 to 1998, Mr. Stanzler was a member of the law firm of Davis, Malm & D'Agostine, P.C. and from 1978 to 1995 he was a partner in the law firm of Finnegan & Stanzler, P.C.

     RICHARD P. FISHMAN has been nominated for election as a Class III Director. Mr. Fishman has served as Managing Director of GeoPartners Research, Inc., a management consulting firm, since 1995. Mr. Fishman was also Of Counsel at the law firm of Akin, Gump, Strauss, Hauer & Feld L.L.P. from 1995 until 1997. Mr. Fishman served as President and Chief Executive Officer of Thinking Machines Corporation from 1993 to 1994 and was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from 1987 until 1993. Mr. Fishman was President and Chief Executive Officer of Thinking Machines Corporation on August 17, 1994, the date on which Thinking Machines Corporation filed for protection under Chapter 11 of the Bankruptcy Code.

     All directors hold office until the expiration of their respective terms as described above and until their respective successors are duly elected and qualified. Executive officers of the Company are appointed by and serve at the discretion of the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD

     During the fiscal year ended September 30, 1998 ("fiscal 1998"), the Board met seventeen times. No incumbent director attended fewer than 75% of the total number of meetings held by the Board and Committees of the Board on which he served.

     The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee or other committee performing similar function. The Audit Committee (currently composed of Messrs. Sayre and Stanzler) reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The Audit Committee met nine times during fiscal 1998. The Compensation Committee (currently composed of Messrs. Sayre and Stanzler) has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers and administering the Company's 1994 Incentive and Nonqualified Stock Option Plan (the "1994 Stock Option Plan") and 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Compensation Committee met two times during fiscal 1998.

                REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTORS' COMPENSATION

     Members of the Board of Directors who are not employees of the Company or one of the Company's subsidiaries ("Outside Directors") receive fees of $1,000 for each meeting of the Board of Directors and $750 for each meeting of a committee of the Board which they attend in person, provided that no fee is paid with respect to a committee meeting if the committee meeting is held on the same date as a Board meeting. Outside Directors receive $500 for participating in a telephonic Board or committee meeting. Outside Directors are reimbursed for out-of-pocket expenses incurred in the performance of their duties as directors of the Company. Directors who are employees of the Company are not paid any separate fees for serving as directors.

     Pursuant to the Company's 1994 Stock Option Plan (the "1994 Option Plan"), each Outside Director, upon first joining the Board, is automatically granted an option to purchase 12,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock (determined in accordance with the terms of the 1994 Option Plan) on the date of grant, vesting in three equal annual installments beginning on the first anniversary of the date of grant. In addition, each Outside Director who continues to serve as a director following any annual meeting of stockholders of the Company or special meeting in lieu thereof is automatically granted, immediately following such meeting of stockholders, an option to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock (determined in accordance with the terms of the 1994 Option Plan) on the date of grant, vesting in full on the last day of December in the year in which the option is granted.

     If the stockholders approve the Company's 1999 Equity Incentive Plan, Outside Directors will no longer receive options under the 1994 Option Plan. Instead, each Outside Director, upon first joining the Board, will automatically be granted an option to purchase 9,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock (determined in accordance with the terms of the 1999 Plan) on the date of grant. In addition, each Outside Director who continues to serve as a director following any annual meeting of stockholders of the Company or special meeting in lieu thereof, including the special meeting to which this Proxy Statement relates, will automatically be granted, immediately following such meeting of stockholders, an option to purchase 9,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock (determined in accordance with the terms of the 1999 Plan) on the date of grant. Such options shall be vested in full at all times and will be exercisable for five years from the date of grant. Notwithstanding the preceding sentence, in the event an Outside Director joins the Board after the second Tuesday in February in a given year such Outside Director will receive an option for a number of shares equal to 9,000 multiplied by N/12 where "N" is the number of months remaining between the date of election of such Outside Director and the next second Tuesday in February.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company (collectively, the "named executive officers") for services rendered in all capacities to the Company during fiscal 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                COMPENSATION
                                     ANNUAL COMPENSATION                           AWARDS
                                -----------------------------                    SECURITIES      ALL OTHER
                                FISCAL                           OTHER ANNUAL    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)    COMPENSATION   OPTIONS(#)(1)      ($)(2)
---------------------------     ------   ---------   --------    ------------   -------------   ------------
Norman E. Drapeau, Jr.........   1998    $224,375          --      $ 30,241(3)      30,000        $ 2,375
  President and Chief            1997     152,500          --        95,885(3)      24,999          2,250
  Executive Officer              1996     120,833          --       184,517(3)      50,000(4)       2,250
David M. Sample(9)............   1998    $277,059          --      $118,900(5)          --        $ 2,375
  Former Chairman of             1997     167,146    $ 96,250(6)    101,778(7)     350,000(8)          --
  the Board, Chief               1996          --          --            --             --             --
  Executive Officer, and
  President
Robert L. Daniels(12).........   1998    $110,625          --            --             --             --
  Executive Chairman of          1997      64,773          --            --             --        $29,167(13)
  the Board and Former           1996     293,750    $459,443(10)         --            --          1,188
  Chief Executive Officer and
  President
Paul D. Birch.................   1998    $188,250          --            --         20,000        $ 2,375
  Executive Vice-President       1997     166,500    $ 13,655(11)         --        20,000          2,250
  Chief Financial                1996     146,500     140,802(10)         --        40,000(4)       2,250
  Officer, and Treasurer
John W. Young.................   1998    $160,000          --            --         20,000        $ 2,375
  Executive Vice-President       1997     135,000    $  7,686(11)         --         9,999          2,250
  Research and Development       1996     115,000      40,000(10)         --        20,000(4)       2,250

---------------
 (1) Represents shares of Common Stock issuable upon exercise of stock options granted under the Company's 1994 Stock Option Plan.

 (2) Except with respect to Mr. Daniels in 1997 (see footnote 13), the amounts reported represent contributions made by the Company pursuant to the Company's 401(k) Plan and Trust for fiscal 1998 and for the fiscal years ended September 30, 1997 and 1996 ("fiscal 1997" and "fiscal 1996," respectively).

 (3) Represents commissions paid under Mr. Drapeau's individual incentive compensation plan as Executive Vice President Worldwide Sales designed to reward him for achievement of quarterly and annual revenue and contribution targets.

 (4) These options were canceled in exchange for options issued in 1997.

 (5) Includes $112,500 representing partial forgiveness by the Company of an interest-free loan to Mr. Sample. Also includes $6,400 representing a car allowance.

 (6) Bonus paid pursuant to Mr. Sample's offer letter from the Company dated January 30, 1997.

 (7) Includes $75,000 representing partial forgiveness by the Company of an interest-free loan to Mr. Sample. Also includes $22,778 representing reimbursement of moving costs and $4,000 representing a car allowance.

 (8) Includes a grant of a nonqualified option to purchase 200,000 shares of Common Stock which was canceled at Mr. Sample's election on July 31, 1997.

 (9) Mr. Sample resigned from his employment by the Company in May 1998.

(10) Represents bonuses paid under the Company's 1996 Executive Bonus Plan.

(11) Represents bonuses paid under the Company's 1997 Executive Bonus Plan.

(12) Mr. Daniels resigned from his employment by the Company in December 1996. Mr. Daniels rejoined the Company as Executive Chairman of the Board in May 1998.

(13) Represents fees related to an executive consulting agreement.

     Option Grants in Last Fiscal Year. The following table sets forth certain information regarding stock options granted during fiscal 1998 by the Company to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                  PERCENT OF
                                    NUMBER OF       TOTAL                                POTENTIAL REALIZABLE VALUE
                                    SECURITIES     OPTIONS                                AT ASSUMED ANNUAL RATE OF
                                    UNDERLYING    GRANTED TO                              STOCK PRICE APPRECIATION
                                     OPTIONS     EMPLOYEES IN   EXERCISE                     FOR OPTION TERM(4)
                                     GRANTED     FISCAL YEAR      PRICE     EXPIRATION   ---------------------------
NAME                                  (#)(1)        (%)(2)      ($/SH)(3)      DATE         5%($)         10%($)
----                                ----------   ------------   ---------   ----------   -----------   -------------
Norman E. Drapeau, Jr. ...........    30,000(5)      8.6%        $25.875     10/08/07     $488,100      $1,237,200
David M. Sample(6)................        --          --              --           --           --              --
Robert L. Daniels.................        --          --              --           --           --              --
Paul D. Birch.....................    20,000(5)      5.7%         25.875     10/08/07      325,400         824,800
John W. Young.....................    20,000(5)      5.7%         25.875     10/08/07      325,400         824,800

---------------
(1) Represents shares of Common Stock issuable upon exercise of incentive stock options granted under the Company's 1994 Stock Option Plan.

(2) The Company granted to employees options for the purchase of an aggregate of 350,200 shares of Common Stock in fiscal 1998 pursuant to the 1994 Stock Option Plan.

(3) All options were granted at exercise prices not less than the fair market value of the Common Stock on the date of grant.

(4) Potential realizable value means the value of the shares of Common Stock underlying the option, at the specified assumed annual rates of stock price appreciation, compounded over the option term (10 years). Actual gains, if any, realized on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the values reflected in this table will be realized.

(5) All such options expire ten years after the date of grant, and first become exercisable as to 25% of the shares covered on the first anniversary of the date of grant and as to a further 25% annually thereafter.

(6) Mr. Sample resigned from his employment by the Company in May, 1998.

     Option Exercises and Fiscal Year-End Values. The following table sets forth certain information concerning stock options exercised during fiscal 1998 and stock options held as of September 30, 1998 by each of the named executive officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                      VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                     SHARES       VALUE            AT FISCAL YEAR-END               AT FISCAL YEAR END($)(2)
                                   ACQUIRED ON   REALIZED   ---------------------------------   ---------------------------------
NAME                               EXERCISE(#)    ($)(1)    EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                               -----------   --------   --------------   ----------------   --------------   ----------------
Norman E. Drapeau, Jr............      --          --           33,874            45,875          $  501,944         $269,453
David M. Sample(3)...............      --          --               --                --                  --               --
Robert L. Daniels................      --          --               --                --                  --               --
Paul D. Birch....................      --          --           60,000            37,500          $1,082,082         $256,563
John W. Young....................      --          --           14,749            27,250          $  196,522         $150,469

---------------
(1) Value is based on the last sale price of the Common Stock on the exercise date, as reported by the Nasdaq Stock Market, or the price at which shares acquired upon exercise of the option were actually sold (in the event of a concurrent exercise and sale), less the applicable option exercise price.

(2) Value is based on the last sale price of the Common Stock on September 30, 1998, as reported by the Nasdaq Stock Market ($29.875 per share), less the applicable option exercise price. These values have not been and may never be realized. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

(3) Mr. Sample resigned from his employment by the Company in May 1998.

     Stock Option Repricings. The following table sets forth all stock option repricings during fiscal 1998 and during the Company's last ten (10) fiscal years relating to the executive officers listed in the Summary Compensation Table.

                           TEN YEAR OPTION REPRICINGS

                                                    NUMBER OF    NUMBER OF                 MARKET                 LENGTH OF
                                                    SECURITIES   SECURITIES   EXERCISE      PRICE                 ORIGINAL
                                                    UNDERLYING   UNDERLYING   PRICE AT     AT TIME      NEW      OPTION TERM
                                                     OPTIONS      OPTIONS      TIME OF       OF       EXERCISE    REMAINING
                                                     PRIOR TO      AFTER      REPRICING   REPRICING    PRICE     AT DATE OF
NAME                                       DATE     REPRICING    REPRICING       ($)         ($)        ($)       REPRICING
----                                      -------   ----------   ----------   ---------   ---------   --------   -----------
Norman E. Drapeau, Jr. .................  7/31/97      7,923        3,961       31.00      21.125      21.125      8/14/06
  President and Chief                     7/31/97     42,077       21,038       31.00      21.125      21.125      8/14/06
  Executive Officer
David M. Sample.........................  7/31/97    200,000      100,000       42.50      21.125      21.125       2/5/07
  Former Chairman of the Board, Chief
  Executive Officer and President
Paul D. Birch...........................  7/31/97      6,450        3,225       31.00      21.125      21.125      8/14/06
  Executive Vice-President, Chief         7/31/97     33,550       16,775       31.00      21.125      21.125
  Financial Officer and Treasurer
William J. Sawyer.......................       --         --           --          --          --          --           --
  Executive Vice-President, Operations
John W. Young...........................  7/31/97      9,723        4,861       31.00      21.125      21.125      8/14/06
  Executive Vice-President,               7/31/97     10,277        5,138       31.00      21.125      21.125      8/14/06
  Research and Development
Robert L. Daniels.......................       --         --           --          --          --          --           --
  Executive Chairman of the
  Board and Former Chief
  Executive Officer and
  President
Ted D. Williams.........................  7/31/97     10,000        5,000       31.00      21.125      21.125      8/14/06
  Executive Vice
  President --
  Worldwide Sales

CERTAIN TRANSACTIONS

     Real Estate Interest. Mr. Daniels is a 1.69% limited partner in the Charles Square Limited Partnership, a real estate partnership which operates the hotel, retail and office complex in Cambridge, Massachusetts in which the Company occupied its corporate headquarters pursuant to a 13 year lease which expired on December 31, 1997. The Company incurred base rent, real estate taxes, operating expenses and parking of approximately $300,000 to the partnership in fiscal 1998. Although the total expenses paid under this lease during fiscal 1998 were in excess of market rates, the Company believes that the total expenses payable under this lease represented a market rate at the time the lease was entered into.

     Employment Contracts. In connection with the employment of Mr. Sample as President and Chief Executive Officer of the Company, the Company entered into an offer letter with Mr. Sample dated January 30, 1997 (the "Offer Letter"). The Offer Letter provided, among other things, that Mr. Sample would be paid a base salary of $22,917 per month, subject to annual review after September 30, 1997, and would generally be entitled to receive up to one hundred percent (100%) of his base salary as a bonus under the Company's Executive Bonus Plan depending upon the Company's performance. For fiscal 1997 any such bonus was to be pro-rated, but was guaranteed to be at least sixty percent (60%) of the maximum payable after such pro-ration. Mr. Sample's actual bonus for fiscal 1997 was $96,250. Pursuant to the terms of the Offer Letter, the Company granted to Mr. Sample a non-qualified stock option to acquire 200,000 shares of Common Stock, which would have vested in four equal annual installments. However, that option was canceled at Mr. Sample's election, and a new option to acquire 100,000 shares was granted to Mr. Sample in its place, pursuant to an offer extended to all employees of the Company who received option grants between August 1, 1996 and July 31, 1997. The replacement option also vested in four equal annual installments. The Offer Letter also provided that the Company would pay one year's salary continuation in the event of the termination of Mr. Sample's employment under certain circumstances and that the Company would reimburse certain moving costs and extend to Mr. Sample an interest-free loan of up to $300,000 for use solely to acquire a new residence, which loan was to be forgiven with respect to one eighth of the amount thereof at the close of business on the last business day of each calendar quarter if Mr. Sample was still employed by the Company. The Company forgave $75,000 of such loan during fiscal 1997 and $112,500 during fiscal 1998. Mr. Sample resigned from his employment with the Company in May 1998, and, for purposes of the Offer Letter, his resignation was treated as a termination that entitled him to salary continuation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Michael D. Marvin William G. Nelson, Stephen B. Sayre and Alan L. Stanzler served on the Compensation Committee during fiscal 1998. Mr. Sayre joined the Compensation Committee on September 18, 1998 and Mr. Stanzler joined the Compensation Committee on May 28, 1998. Neither such Compensation Committee members nor any executive officer of the Company has any relationship requiring disclosure by the Company pursuant to item 402(j) of Regulation S-K promulgated by the SEC. Mr. Marvin resigned as a director of the Company on January 8, 1998. Mr. Nelson resigned as a director of the Company on January 4, 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee established by the Board of Directors is composed of two non-employee directors of the Company, currently Mr. Sayre and Mr. Stanzler. The Compensation Committee has general responsibility for the Company's executive compensation policies and practices, including making specific recommendations to the Board concerning compensation for the Company's executive officers. The following report is made by Messrs. Sayre and Stanzler, as the members of the Compensation Committee during fiscal 1998, and summarizes the Company's executive officer compensation policies for fiscal 1998.

     Compensation Objectives

     The Company's executive compensation programs are generally designed to relate a substantial part of executive compensation to improvements in the Company's financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are guided by the following underlying principles:

     - to establish incentives that will link executive officer compensation to the Company's financial performance and will motivate executives to attain the Company's quarterly and annual financial targets; and

     - to provide a total compensation package which is competitive within the software industry and will assist the Company in attracting and retaining executives who will contribute to the long term financial success of the Company.

     In connection with establishing base salaries for executive officers and the Company's other cash compensation programs the Compensation Committee reviewed a professionally-prepared analysis which included surveys of comparable software companies.

     The Securities and Exchange Commission requires that this Report comment upon the Compensation Committee's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the Company's tax deduction with regard to compensation in excess of $1 million paid to the chief executive officer and the four most highly compensated officers (other than the chief executive officer) at the end of any fiscal year unless the compensation qualifies as "performance-based compensation." The Compensation Committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by the Company while simultaneously providing executive officers of the Company with appropriate rewards for their performance.

     Executive Compensation Programs

     The Company's compensation package consists of three principal components:
(1) salary; (2) bonuses tied to quarterly and annual earnings performance; and
(3) where appropriate to provide longer-term incentive to executive officers, stock options. The Company's executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans, a 401(k) retirement plan and a stock purchase plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

     The Company's executive officer compensation policy emphasizes bonuses and stock options which align the interests of management with the stockholders' interest in the financial performance of the Company for fiscal quarters, the fiscal year and the longer term. Consistent with this approach, in fiscal 1998, a substantial part of potential cash compensation for all executives was tied to the Company's performance. In setting salaries, primary consideration was given to the executive officers' salaries for the previous fiscal year, with adjustments for certain officers in light of promotions within the Company industry conditions, individual contributions and the improved financial performance of the Company.

     In fiscal 1998, the Company maintained an Executive Bonus Plan (the "1998 Bonus Plan) intended by the Compensation Committee to align the interests of its participants with those of the stockholders and provide additional incentive to executives to enhance Company performance. The participants in the 1998 Bonus Plan were Messrs. Sample, Birch and Young and, for part of the year, Mr. Drapeau and Mr. Daniels. Under the 1998 Bonus Plan, participants received bonuses if the Company's income before income taxes and extraordinary items ("Plan Income") exceeded targets for any of the quarters of fiscal 1998 and its Plan Income for the fiscal year exceeded $28,000,000. Cumulative year-to-date targets were established based on the growth objectives of the Company's operating plan for the year and were set for the periods ending March 31, 1998, June 30, 1998 and September 30, 1998 at $12,750,000, $19,000,000 and $28,000,000, respectively.
The target bonus ranged from 100% of base salary in the case of Mr. Sample, Mr. Drapeau and Mr. Daniels to 50% of salary in the case of Mr. Young. In addition, Plan participants were entitled to incremental bonuses of up to an aggregate of 2% of the excess in any quarter of the Company's Plan Income over such cumulative quarterly targets and 3% of the excess of the Company's Plan Income over such annual target. For fiscal 1998, Plan participants earned no bonuses under the 1998 Bonus Plan. Mr. Drapeau, as a sales executive prior to becoming Chief Operating Officer, was rewarded for achievement of revenue and contribution targets for his geographical territories under his personal plan and did not then participate in the 1998 Bonus Plan. He became a participant in the 1998 Bonus Plan after his promotion to Chief Operating Officer.

     In fiscal 1998, stock options were a component of the Company's approach to compensation for its executive officers. Options under the Company's 1994 Stock Option Plan were granted to Messrs. Drapeau, Birch and Young in order to provide them additional long term incentives to act on behalf of the Company. See "Option Grants in Last Fiscal Year". In determining the size of stock option grants to executive officers, the Compensation Committee emphasized the seniority, responsibilities and performance of the executive and the number of options previously granted to the executive officers. The Compensation Committee believes that stock options with future vesting dates provide a significant incentive to executive officers to continue their employment with the Company and create long term value for its stockholders.

     Chief Executive Officer Compensation

     Consistent with the overall executive officer compensation policy, the Company's approach to the Chief Executive Officer's compensation package in fiscal 1998 was to be competitive with other high growth companies in the software industry and to tie a large percentage of the Chief Executive Officer's total compensation package to Company performance. The Compensation Committee believes that this approach provides additional incentive to the Chief Executive Officer to achieve the Company's performance goals and enhance stockholder value.

     Salary for the Company's Chief Executive Officer was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with the Company and competitive with salaries for officers holding comparable positions in the software industry. Mr. Drapeau was Chief Executive Officer of the Company from May 1998 through the end of the fiscal year. His salary and target bonus were increased in connection with his promotion to Chief Operating Officer during the year, and his salary was again increased in connection with his promotion to Chief Executive Officer. Mr. Sample served as Chief Executive Officer of the Company until May 1998. His salary and compensation followed the terms of his Offer Letter. See "Certain Transactions -- Employment Contracts."

                                          The Compensation Committee

                                          Stephen B. Sayre
                                          Alan L. Stanzler

PERFORMANCE GRAPH

     The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of a broad market index, the Nasdaq Stock Market Index for U.S. Companies and a published industry index, the Nasdaq Computer & Data Processing Index. The cumulative stockholder returns for shares of the Company's Common Stock and for the market and industry indexes are calculated assuming $100 was invested on April 21, 1994, the date on which the Company's Common Stock commenced trading on the Nasdaq National Market. The Company paid no cash dividends during the periods shown. The performance of the market and industry indexes is shown on a total return (dividends reinvested) basis.

                COMPARISON OF 53 MONTH CUMULATIVE TOTAL RETURN*
       AMONG PROJECT SOFTWARE & DEVELOPMENT, INC. THE NASDAQ STOCK MARKET
          (U.S.) INDEX AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                              [PERFORMANCE GRAPH]

                                                   PROJECT SOFTWARE &          NASDAQ STOCK MARKET       NASDAQ COMPUTER & DATA
                                                    DEVELOPMENT, INC.                (U.S.)                    PROCESSING
                                                   ------------------          -------------------       ----------------------
4/21/94                                                  100.00                      100.00                      100.00
9/94                                                     154.29                      106.14                      112.62
9/95                                                     445.71                      146.62                      180.39
9/96                                                     724.29                      173.94                      223.72
9/97                                                     392.14                      238.77                      302.80
9/98                                                     225.00                      244.00                      395.08

* $100 INVESTED ON 4/21/94 IN STOCK OR INDEX
  INCLUDING REINVESTMENTS OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of February 10, 1999 by
(i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each director of the Company, (iii) each named executive officer, (iv) each expected nominee as a director of the Company and (v) all executive officers and directors of the Company as a group:

                                                              SHARES BENEFICIALLY
                                                                    OWNED(1)
                                                              --------------------
NAME                                                           NUMBER      PERCENT
----                                                          ---------    -------
Robert L. Daniels(2)(3).....................................  2,851,960     28.4%
  100 Crosby Drive
  Bedford, MA 01730
Susan H. Daniels(2)(3)......................................    849,129      8.5%
Kopp Investment Advisors, Inc.(4)...........................    856,129      8.5%
  6600 France Avenue
  South Edina, MN 55435
Paul D. Birch(5)............................................     74,233        *
Norman E. Drapeau, Jr.(6)...................................     44,749        *
David M. Sample.............................................          0        *
John W. Young(7)............................................     21,999        *
Stephen B. Sayre............................................          0        *
Alan L. Stanzler(8).........................................    146,800      1.5%
William J. Sawyer...........................................          0        *
Ted D. Williams(9)..........................................      7,250        *
Richard P. Fishman..........................................      2,500        *
All directors and executive officers as a group.............  3,146,991     31.4%
  (8 persons)(2)(3)(5)(6)(7)(8)(9)

---------------
  * Less than one percent.

(1) The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2) Excludes 121,800 shares held in three trusts for the benefit of three of Mr. Daniels' children, Kenneth, Gregory and Mark. Each of Robert L. Daniels and Susan H. Daniels disclaims beneficial ownership of these shares.

(3) Includes shares held by Robert L. Daniels as Trustee of the 1996 Daniels Voting Trust (the "Voting Trust"). Of the 1,636,758 shares subject to the Voting Trust, 822,629 are owned beneficially by Mr. Daniels and 814,129 are owned beneficially by Susan H. Daniels. Mr. Daniels, as Trustee, has sole voting power with respect to the shares subject to the Voting Trust. Mr. Daniels also owns 1,214,602 shares free of the Voting Trust, and Susan Daniels also owns 35,000 shares free of the Voting Trust. Each of Mr. Daniels and Susan Daniels disclaims beneficial ownership of the shares beneficially owned by the other. Robert and Susan Daniels are divorced.

(4) This information is as of December 31, 1998, and is based upon a report on
    Schedule 13G filed by Kopp Investment Advisors, Inc. with the SEC.

(5) Includes 72,500 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(6) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(7) Represents shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(8) Includes 121,800 shares held in three trusts for the benefit of Mr. Daniels' children. Mr. Stanzler has sole voting power with respect to the shares held by these trusts. Also includes 6,000 shares issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table. Also includes 14,000 shares underlying Stock Appreciation Rights granted to Mr. Stanzler by Mr. Daniels, exercisable for five years from December 8, 1997.

(9) Includes 7,250 shares issuable pursuant to outstanding stock within 60 days of the date of this table.

                                  PROPOSAL TWO

                   APPROVAL OF THE 1999 EQUITY INCENTIVE PLAN

     The Board of Directors of the Company adopted the 1999 Equity Incentive Plan (the "1999 Plan") on March 4, 1999, subject to approval by the stockholders. Under the Internal Revenue Code (the "Code"), stockholder approval is necessary for stock options relating to the shares issuable under the 1999 Plan to qualify as incentive stock options under Section 422 of the Code. In addition, Section 162(m) of the Code prohibits the Company from claiming a deduction on its federal income tax return for compensation in excess of $1 million paid in a given fiscal year to the chief executive officer and the four most highly compensated officers (other than the chief executive officer) at the end of that fiscal year. The $1 million compensation deduction limitation does not apply to "performance-based compensation." The Board of Directors is seeking stockholder approval of the 1999 Plan, in part, in order to qualify compensation received under the 1999 Plan as "performance-based" for purposes of Section 162(m). In addition, NASDAQ rules require stockholder approval of the 1999 Plan. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the 1999 Plan.

REASONS FOR THE PROPOSAL

     The Company's current pool of shares available for grant under the 1994 Option Plan is almost exhausted. In order to continue to attract and retain talented employees the Company believes it must continue to offer such employees equity based incentives. Also, the 1994 Option Plan provides only for the issuance of stock options. The Board of Directors believes that it is in the best interest of the Company to adopt a more expansive plan, such as the 1999 Plan, which permits the issuance not only of options but also of other types of equity-based incentives such as stock appreciation rights and stock bonuses.

SUMMARY OF THE PLAN

     The full text of the 1999 Plan as adopted by the Board of Directors is printed as Appendix A. The following is a summary of some of its provisions.

     General Information; Number of Shares Issuable. The 1999 Plan authorizes the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options"), as defined in Section 422 of the Code, (ii) options that do not so qualify ("Nonstatutory Stock Options", and together with Incentive Options, "Options"), (iii) stock bonuses, the terms and conditions of which shall be determined by the Committee (as defined below),
(iv) rights to purchase restricted stock, the terms and conditions of which shall be determined by the Committee (v) rights to receive cash payments based on or measured by appreciation in the market price of the Common Stock ("Stock Appreciation Rights") and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Committee may determine (together with Incentive Options, Nonstatutory Stock Options, stock bonuses, restricted stock and Stock Appreciation Rights, "Stock Awards"). Up to 925,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) may be issued pursuant to Stock Awards granted under the 1999 Plan.

     The last sales price of the Common Stock on March 1, 1999, as reported by the NASDAQ Stock Market, was $23.375. Accordingly, the market value of the 925,000 shares available for issuance under the 1999 Plan as of March 1, 1999 is $21,621,875.

     Purpose of the 1999 Plan. The purpose of the 1999 Plan is to provide a means by which selected employees and directors of, and consultants to, the Company and its affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of Stock Awards. By means of the 1999 Plan, the Company seeks to retain the services of persons who are now employees or directors of, or consultants to, the Company and its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     Administration of the 1999 Plan. The 1999 Plan will be administered by a committee (the "Committee") of the Board of Directors consisting of at least two
(2) members who qualify as "Non-Employee Directors" within the meaning of
Section 16b-3 under the Exchange Act and as "Outside Directors" under Section 162(m) of the Code. It is anticipated that the Company's Compensation Committee will act as the Committee. The Committee will select the individuals to whom Stock Awards are granted and will determine the terms of each Stock Award, subject to the provisions of the 1999 Plan. Stock Awards may be granted under the 1999 Plan to officers, directors, employees and consultants. As of March 1, 1999, two Directors (excluding Messrs. Drapeau, Daniels and Birch, who are also employees of the Company) and approximately six officers and 644 non-officer employees were eligible to participate in the 1999 Plan.

     Incentive Options and Nonstatutory Stock Options. Awards of Options under the 1999 Plan may be made until March 4, 2009. No Incentive Options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary ("greater-than-ten-percent-stockholders")). The exercise price of Incentive Options granted under the 1999 Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed one hundred thousand dollars ($100,000). Incentive Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee.

     The exercise price for Nonstatutory Stock Options will be set by the Committee at the time of grant. A Nonstatutory Stock Option will be transferable to the extent permitted under the option agreement governing such Nonstatutory Stock Option. No Nonstatutory Stock Options may extend for more than ten years from the date of grant.

     Options held by employees generally expire (i) three months after termination of the optionee's employment with the Company for any reason other than death or disability or (ii) one year following the optionee's termination of employment with the Company by reason of death or disability. In all other cases, the Committee has the discretion to establish the expiration date. Payment of the exercise price of the shares subject to the Option may be made
(i) in cash at the time the Option is exercised or (ii) at the discretion of the Committee, either at the time of grant or exercise of the Option (a) by delivery to the Company of shares of Common Stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred or
(c) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

     At the discretion of the Committee, Options may include a so-called "reload" feature pursuant to which an optionee exercising an Option by the delivery of a number of shares of Common Stock would automatically be granted an additional Option (with an exercise price equal to the fair market value of the Common Stock on the date the additional Option is granted, with the same expiration date as the original option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Option.

     Options for Non-Employee Directors. Each Non-Employee Director, upon first joining the Board of Directors, will automatically be granted a Nonstatutory Stock Option to purchase 9,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on the date of grant. Notwithstanding the preceding sentence, in the event a Non-Employee Director joins the Board after the second Tuesday in February in a given year such Non-Employee Director will receive a Nonstatutory Stock Option for a number of shares equal to 9,000 multiplied by N/12 where "N" is the number of months remaining between the date of election of such Non-Employee Director and the next second Tuesday in February. In addition, each Non-Employee Director who continues to serve as a director following any annual meeting of stockholders of the Company or special meeting in lieu thereof at which Directors are elected will automatically be granted, immediately following such meeting of stockholders, a Nonstatutory Stock Option to purchase 9,000 shares of Common Stock at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. All Options granted to Non-Employee Directors will be vested in full at the time of grant and will expire on the date which is five years from the date of grant.

     Stock Bonuses. Each Stock Bonus will be in such form and will contain such terms and conditions as the Committee shall deem appropriate. A Stock Bonus may, in the discretion of the Committee, be granted in consideration for past services actually rendered to the Company for its benefit. Except as otherwise provided elsewhere in the 1999 Plan, no rights under a Stock Bonus agreement shall be assignable by any participant under the 1999 Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person.

     Restricted Stock. Employees and consultants may be granted the right to purchase restricted stock from the Company under the 1999 Plan. Any restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Except as otherwise provided in the 1999 Plan, no rights under a restricted stock purchase agreement shall be assignable by any participant under the 1999 Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The purchase price of stock acquired pursuant to a restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion on terms determined by the Committee. Shares of Common Stock sold or awarded under the 1999 Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

     Stock Appreciation Rights. Each Stock Appreciation Right shall entitle the holder to a distribution based on the appreciation in the fair market value per share of a designated amount of the Company's Common Stock. Three types of Stock Appreciation Rights are authorized for issuance under the Plan:

          Tandem Stock Appreciation Rights. Tandem Rights may be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the fair market value (on the date of Option surrender) of vested shares of Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall generally be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Option, they must satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

          Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate fair market value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares. Concurrent Rights may be tied to any or all of the shares of Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the 1999 Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

          Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate fair market value (at date of exercise) of a number of shares of Common Stock equal to the number of vested share equivalents exercised at such time over (B) the aggregate fair market value of such number of shares of Common Stock at the date of grant. Independent Rights will generally be subject to the same terms and conditions applicable to Nonstatutory Stock Options. They will be denominated in share equivalents.

     Change In Control. The 1999 Plan provides for accelerated vesting in the event the Company undergoes a Change in Control (as defined below). Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right will be accelerated, so that:

          (i) immediately upon such Change of Control, if the holder is then an employee or consultant of the Company twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, if the holder is then an employee or consultant of the Company one third (33%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of the 1999 Plan's change in control provisions shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, if the holder is then an employee or consultant of the Company fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Plan's change in control provisions shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, if the holder is then an employee or consultant of the Company any remaining installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or the 1999 Plan's change in control provisions shall become exercisable.

     The foregoing clauses (i) through (iv) provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

     Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus or restricted stock purchase agreement under the 1999 Plan shall automatically be appropriately modified so that under its terms additional shares of Common Stock vest in a manner essentially equivalent to the additional vesting described above for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications will be final, binding and conclusive.

     If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or if the

Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the 1999 Plan, then either in such event:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option will be entitled, upon exercise of such Option, to receive, in lieu of the shares of Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised;

          (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full; or

          (iii) all outstanding Options and Stock Appreciation Rights, respectively, may be canceled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an Option or Stock Appreciation Right and (y) each holder of an Option or Stock Appreciation Right will have the right to exercise such Option or Stock Appreciation Right to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired Options or Stock Appreciation Rights, respectively, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company as an officer within the meaning of Section 16 of the Exchange Act (each such optionee being hereafter referred to as a "Designated Executive") is terminated by the Company other than for cause, or is terminated by the Designated Executive for Good Reason (as defined below), then in such event all unvested Options, Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. "Good Reason" for termination by a Designated Executive of his employment will be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, materially diminishes the responsibilities and authority of the Designated Executive or materially reduces the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive resigns from his employment by the Company or such successor entity.

     If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director will be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity, materially diminishes the responsibilities and authority of the Non-Employee Director or materially reduces the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director resigns from his position as a Director.

     Under the 1999 Plan, "Change in Control" means the occurrence of any one of the following events:

          (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     Amendments to the 1999 Plan. The Board may amend the 1999 Plan at any time, provided that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the 1999 Plan to satisfy the requirements of Section 422 of the Code, Section 16b-3 of the Securities Act of 1933, as amended, and the listing or eligibility for quotation requirements of the NASDAQ Stock Market or any similar organization or of any national securities exchange upon which shares of the Company's Common Stock are listed or eligible for trading. The Board of Directors may terminate or suspend the 1999 Plan at any time. Unless sooner terminated, the 1999 Plan shall terminate on March 4, 2009.

NEW PLAN BENEFITS

     Except as set forth below, the Company is unable to determine the dollar value and number of options which will be received by or allocated to (i) any of the executive officers, (ii) the current executive officers, as a group, (iii) the current directors who are not executive officers, as a group, (iv) each nominee for election as a director and (v) the employees who are not executive officers, as a group, as a result of the adoption of the 1999 Plan because, except for the non-discretionary formula grants to Non-Employee Directors described above, options are granted by the Committee on a discretionary basis.

     The following table sets forth information concerning the benefits that in fiscal 1999 will be received by or allocated to the persons specified, assuming that Proposal Two, the proposal to approve the 1999 Plan, is approved:

                                                                                NUMBER OF
                                                               DOLLAR     SECURITIES UNDERLYING
NAME AND POSITION                                             VALUE($)       OPTIONS GRANTED
-----------------                                             --------    ---------------------
Stephen B. Sayre............................................     (1)              9,000
Director
Alan L. Stanzler............................................     (1)              9,000
Director
Directors who are not executive officers (as a group).......     (1)             18,000

---------------
(1) The dollar value of the options to be granted is not determinable at this time. Each such option will be granted at an exercise price equal to the fair market value of the Common Stock on the date of option grant.

     Federal Income Tax Information with Respect to the 1999 Plan. The grantee of a Nonstatutory Stock Option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a Nonstatutory Stock Option, the difference between the fair market value of the underlying shares of Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares. Subject to certain limitations, the Corporation may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a Nonstatutory Stock Option. The grantee of an Incentive Stock Option recognizes no income for federal income tax purposes on the grant thereof. Except as described below with respect to the alternative minimum tax, there is no tax upon exercise of an Incentive Option. If no disposition of shares acquired upon exercise of the Incentive Stock Option is made by the option holder within two years from the date of the grant of the Incentive Stock Option or within one year after exercise of the Incentive Option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the Incentive Stock Option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an Incentive Stock Option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the regular tax liability in a later year; however, the minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year. In connection with the sale of the shares covered by Incentive Options, the Corporation is allowed a deduction for tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an Incentive Stock Option within two years to the date of the granting of the Incentive Stock Option or one year after the exercise of the Incentive Option), subject to certain limitations on the deductibility of compensation paid to executives.

     The Company intends to file, as soon as practicable after stockholder approval of the 1999 Plan, a Registration Statement under the Securities Act of 1933 covering the additional shares of Common Stock issuable under the 1999 Plan.

     Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the 1999 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE COMPANY'S 1999 EQUITY INCENTIVE PLAN.

SUMMARY OF THE 1994 OPTION PLAN

     The Board of Directors adopted certain amendments to the 1994 Option Plan on March 4, 1999, subject to approval by the stockholders. NASDAQ rules require stockholder approval of certain of the amendments to the 1994 Option Plan. The affirmative vote of a majority of the shares of Common Stock properly cast at the Annual Meeting will be necessary to approve the amendments to the 1994 Option Plan. Set forth below is a summary description of the 1994 Option Plan as currently in effect, which is followed by a summary of the proposed amendments. The Board has elected to terminate the 1994 Option Plan upon the adoption of the 1999 Equity Incentive Plan regardless of whether the proposed amendments are adopted.

     General Information; Number of Shares Issuable. In March 1994, the Board of Directors adopted and the Company's stockholders approved the 1994 Option Plan. The 1994 Option Plan authorizes (i) the grant of Incentive Options and
(ii) the grant of Nonstatutory Stock Options. The 1994 Option Plan currently provides that an aggregate of 1,800,000 shares of Common Stock (subject to adjustment upon certain changes in the capitalization of the Company) may be issued pursuant to options granted thereunder. The last sales price of the Common Stock on March 1, 1999, as reported by the NASDAQ Stock Market, was $23.375. Accordingly, the market value of the 1,800,000 shares available for issuance under the 1994 Plan as of March 1, 1999 is $42,075,000.

     Administration of the 1994 Option Plan. The 1994 Option Plan is administered by the Compensation Committee of the Board (the "Compensation Committee"). Except for certain non-discretionary option grants to Outside Directors described below, the Compensation Committee selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 1994 Option Plan. Incentive Options may be granted under the 1994 Option Plan to employees, including officers and directors who are also employees. As of March 1, 1999, two Directors (excluding Messrs. Drapeau, Daniels and Birch, who are also employees of the Company) and approximately six officers and 644 non-officer employees were eligible to participate in the 1994 Option Plan. Nonqualified Options may be granted under the 1994 Option Plan to employees, officers, individuals providing services to the Company and directors, whether or not they are employees of the Company.

     Incentive Options and Nonstatutory Stock Options. No options may extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary ("greater-than-ten-percent-stockholders")). The exercise price of Incentive Options granted under the 1994 Option Plan must be at least equal to the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of a greater-than-ten-percent-stockholder). The exercise price of Nonqualified Options granted under the 1994 Option Plan must not be less than 85% of the fair market value of the Common Stock on the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

     Under the 1994 Option Plan as currently in effect, Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee. The Board of Directors has adopted an amendment to the 1994 Option Plan, contingent upon stockholder approval of the amendment, whereby the Compensation Committee in its discretion may establish such rules and procedures as it may deem appropriate to permit the transferability of Nonstatutory Stock Options. Options generally may not be exercised after (i) termination of the optionee's employment by the Company for cause, (ii) thirty days after termination of the optionee's employment by the Company without cause or by the optionee voluntarily, (iii) ninety days following the optionee's retirement from the Company in good standing by reason of age or disability under the then established rules of the Company, and (iv) one year following an optionee's death if the optionee's death occurs prior to termination of the optionee's employment with the Company.

     Payment of the exercise price for the shares subject to the option may be made by (i) cash or check for an amount equal to the option price of such shares, (ii) with the consent of the Compensation Committee, shares of Common Stock having a fair market value equal to the option price of such shares, (iii) with the consent of the Compensation Committee, delivery of such documentation as the Compensation Committee and the broker, if applicable, will require to effect an exercise of the option and delivery of the Company of the sale or loan proceeds required to pay the option price, (iv) with the consent of the Compensation Committee, such other consideration which is acceptable to the Compensation Committee and has a fair market value equal to the option price of such shares, or (v) with the consent of the Compensation Committee, a combination of the foregoing.

     Options for Outside Directors. The 1994 Option Plan, as currently in effect, provides that each Outside Director (as defined in the 1994 Option Plan) is automatically granted upon his initial election to the Board a Nonstatutory Stock Option to purchase 12,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock at the date of option grant. Each option will vest in three equal annual installments cumulatively beginning on the first anniversary of the date of option grant. In addition, each Outside Director who is re-elected by the stockholders of the Company to the Board at or subsequent to an Annual Meeting will automatically be granted, immediately following the meeting of stockholders at which such Outside Director is re-elected, an option to purchase 4,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock (determined in accordance with the terms of the 1994

Option Plan) on the date of option grant, vesting in full on the last day of December in the year in which the option is granted. In addition, each Outside Director whose term of office does not expire at any annual meeting of stockholders or special meeting in lieu thereof and who remains an Outside Director after such meeting will automatically be granted, immediately following such meeting, a Nonstatutory Stock Option to purchase 4,000 shares of Common Stock, vesting in full on the last day of December in the year in which the option is granted. The Board of Directors has adopted an amendment to the 1994 Option Plan, subject to shareholder approval, altering the vesting of the initial option granted to an Outside Director joining the Board after May 1, 1998, including the options granted to Stephen Sayre and Alan Stanzler upon their initial election.

     Change In Control. Upon the occurrence of a Change of Control (as defined below) the time for exercise of each unvested installment of any then outstanding option under the 1994 Option Plan shall be accelerated, such that:

          (i) immediately upon such Change of Control, twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, one third (33 1/3%) of any installment of such option that has not yet vested in accordance with its original terms or by virtue of the 1994 Option Plan's Change in Control provisions shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, fifty percent (50%) of any installment of such option that has not yet vested in accordance with its original terms or by virtue of the 1994 Option Plan's Change in Control provisions shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, any remaining installment of such option that has not yet vested in accordance with its original terms or by virtue of the 1994 Option Plan's Change in Control provisions shall become exercisable.

     The foregoing clauses (i) through (iv) are intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any option outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such option shall continue to vest in accordance with its original terms.

     If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the 1994 Option Plan, then either in such event:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option will be entitled, upon exercise of such option, to receive, in lieu of the shares of Common Stock as to which such option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised;

          (ii) the Compensation Committee may accelerate the time for exercise of some or all unexercised and unexpired options so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated options shall be exercisable in full; or

          (iii) all outstanding options may be cancelled by the Compensation Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation will be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Compensation Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company in a capacity designated by the Board of Directors of the Company as that of an "executive officer" within the meaning of Rule 16a-1(f) promulgated under the 1934 Act (each such optionee being hereafter referred to as a "Designated Executive") is terminated by the Company other than for cause, or is terminated by the Designated Executive for good reason, then in such event all unvested, unexercised and unexpired options held by such Designated Executive at the date of such termination will thereupon immediately become exercisable in full. For purposes of this paragraph, "good reason" for termination by a Designated Executive of his employment will be deemed to have existed only if
(i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, materially diminishes the responsibilities and authority of the Designated Executive or materially reduces the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive resigns from his employment by the Company or such successor entity.

     As used in the 1994 Option Plan, "Change of Control" means the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) persons who, as of March 1, 1997, constituted the Company's Board (the "Incumbent Board") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to March 1, 1997 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of the 1994 Option Plan, be considered a member of the Incumbent Board; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     Amendments to the 1994 Option Plan. The Board may modify or revise the 1994 Option Plan at any time, subject to certain limitations described therein. The Board of Directors may terminate or suspend the 1994 Option Plan at any time and has elected to terminate the 1994 Option Plan upon the adoption of the 1999 Plan.

     Norman E. Drapeau, Jr., the Company's President and Chief Executive Officer, has received options exercisable for 190,999 shares under the 1994 Option Plan. David M. Sample, the Company's former Chairman of the Board, Chief Executive Officer and President, received options exercisable for 150,000 shares under the 1994 Option Plan. Robert L. Daniels, the Executive Chairman of the Board and former Chief Executive Officer and President, has not received any options under the 1994 Option Plan. Paul D. Birch, the Company's Executive Vice-President, Chief Financial Officer and Treasurer, has received options exercisable for 150,000 shares under the 1994 Option Plan. John W. Young, the Company's Executive Vice-President Research and Development has received options exercisable for 95,999 shares under the 1994 Option Plan. All current executive officers of the Company as a group have received options exercisable for 593,998 shares under the 1994 Option Plan. The current Directors who are not also executive officers have received options exercisable for 42,000 shares under the 1994 Option Plan. Richard P. Fishman has not received any options under the 1994 Option Plan. Employees of the Company who are not executive officers have received options exercisable for 1,345,205 shares under the 1994 Option Plan. At March 1, 1999, 1,155,266 shares were subject to outstanding options granted under the 1994 Option Plan, 502,214 shares had been purchased upon exercises of options granted thereunder and 140,520 shares remained available for future grants. As of March 1, 1999, option prices and expiration dates for outstanding options granted under the 1994 Stock Option Plan ranged from $5.6667 to $42.625 per share and from April 20, 1999 to February 14, 2009, respectively.

     Federal Income Tax Information with Respect to the 1994 Plan. See discussion of Federal Taxes under the 1999 Plan.

     Full Text of 1994 Option Plan. The full text of the 1994 Option Plan as proposed to be amended is printed as Appendix B, beginning on page B-1.

                                 PROPOSAL THREE

                 APPROVAL OF AMENDMENTS TO THE 1994 OPTION PLAN

     The Company is proposing to amend the 1994 Option Plan to (i) permit the Compensation Committee in its discretion to establish such rules and procedures as it may deem appropriate to permit the transferability of Nonstatutory Stock Options, (ii) provide that upon the occurrence of a Change of Control (as defined above) each then outstanding option held by an Outside Director will become immediately vested and exercisable in full and (iii) provide that the options which are initially granted to an Outside Director joining the Board after May 1, 1998, including the options which were granted to Stephen Sayre and Alan Stanzler upon their election to the Board, shall vest one third on the first anniversary of the date of grant, one third on the second anniversary of the date of grant and one third immediately prior to the meeting of stockholders at which such Outside Director's initial term of office as a Director will expire in accordance with the Company's By-Laws.

     As currently in effect, the 1994 Option Plan provides for certain acceleration upon a Change of Control for all optionholders other than Outside Directors. The Board of Directors believes that this distinction is not appropriate given the likely effect of a Change of Control on the Outside Directors' service. The Board of Directors is also proposing to permit the transfer of Nonstatutory Stock Options to allow the holders of such options to utilize certain estate and tax planning mechanisms which may be available. The Board of Directors is also proposing to alter the vesting of the options which are initially granted to an Outside Director joining the Board after May 1, 1998, as the Board of Directors believes that it is appropriate that such options should vest in full immediately prior to the annual meeting at which the relevant Outside Director's initial term expires so that Outside Directors are not at a disadvantage because they joined the Board in the middle of a year.

     Unless authority to do so has been limited in a proxy, it is the intention of the persons named as proxies to vote the shares represented by the proxy FOR the approval of the amendments to the 1994 Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE COMPANY'S 1994 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.

                                 PROPOSAL FOUR

                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     Although Massachusetts law does not require that the selection by the Board of Directors of the Company's accountants be approved each year by the stockholders, the Board believes it is appropriate to submit its selection to the stockholders for their approval and to abide by the result of the stockholders' vote. The Board of Directors recommends that the stockholders ratify the appointment of PricewaterhouseCoopers L.L.P. ("Price") as independent accountants to audit the financial statements of the Company for the fiscal year ending September 30, 1999.

     Representatives of Price will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1998 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 1998, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner, with the exception of one late Form 5 by Mr. Daniels in his individual capacity (relating to a withdrawal from the 1996 Daniels Voting Trust) and one late Form 4 (relating to one transaction involving the sale of shares) and one late Form 5 (relating to a gift of shares and a withdrawal from the 1996 Daniels Voting Trust) by Susan Daniels. After investigating these matters, the Company has concluded that any omissions were inadvertent, and that none of the transactions gave rise to liability under
Section 16(b) of the Exchange Act for recapture of short-swing profits.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in the proxy materials related to the 2000 Annual Meeting of Stockholders or Special Meeting in lieu thereof must be received by the Company at its Executive Offices no later than November 5, 1999 or, if the date of such meeting is more than 30 calendar days before or after March 24, 2000, a reasonable time before the solicitation of proxies by the Company with respect to such meeting is made.

     In addition, the Company's By-Laws provide that a stockholder must give written notice to the Company of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in
Article III of the Company's By-Laws. In the case of a regularly scheduled annual meeting, such notice must be given not less than sixty days prior to the scheduled annual meeting describing any proposal to be brought before such meeting, even if such item is not to be included in the Company's proxy statement relating to such meeting. To bring an item of business before the 2000 Annual Meeting, a stockholder must deliver the requisite notice of such item to the Company no later than December 10, 1999.

                                 MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which properly may be presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                             AVAILABLE INFORMATION

     Stockholders of record on February 10, 1999 will receive a Proxy Statement and the Company's Annual Report to Stockholders, which contains detailed financial information concerning the Company. The Annual Report is not incorporated herein and is not deemed a part hereof.

                                                                      APPENDIX A

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

                           1999 EQUITY INCENTIVE PLAN

1.  INTRODUCTION: PURPOSES

     (a) This 1999 Equity Incentive Plan (the "1999 Plan" or "the Plan") supersedes the 1994 Incentive and Nonqualified Stock Option Plan (the "1994 Plan") of Project Software & Development, Inc. (the "Company"). Options granted under the 1994 Plan prior to the approval of the 1999 Plan shall continue to be governed by the terms of the 1994 Plan as in effect immediately prior to the date of such approval.

     (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Bonuses, (iv) rights to purchase Restricted Stock, (v) Stock Appreciation Rights, and (vi) other awards based upon the Company's Common Stock on such terms and conditions as the Board of Directors of the Company (the "Board") may determine.

     (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c) hereof, be either (i) Options granted pursuant to Sections 6 and 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) Stock Bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof, (iii) Stock Appreciation Rights granted pursuant to Section 9 hereof or
(iv) other stock based awards granted pursuant to Section 10 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and shall be in such form as required pursuant to Sections 6 and 7 hereof, and a separate certificate will be issued for shares purchased upon exercise of each type of Option.

2.  DEFINITIONS AND RULES OF INTERPRETATION

     (a) Definitions.

     For the purposes of the Plan, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

          (i) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

          (ii) "Board" means the Board of Directors of the Company.

          (iii) "Change in Control" means the occurrence of any one of the following events:

             (a) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

             (b) persons who constitute the Company's Board immediately prior to any tender offer, proxy contest, consent solicitation, business combination, merger or similar transaction cease to constitute at least a majority of the Board as a result of such tender offer, proxy contest, merger or similar transaction; or

             (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

             (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          (iv) "Change in Stock" means any change in the Company Common Stock subject to the Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, spin-off, split-up, spin-out, dividend in property other than cash, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company); provided however, that the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company."

          (v) "Code" means the Internal Revenue Code of 1986, as amended.

          (vi) "Committee" means the Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

          (vii) "Company" means Project Software & Development, Inc. a corporation organized under the laws of Massachusetts.

          (viii) "Company Common Stock" means the common stock of the Company, par value $.01 per share

          (ix) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 9(b)(ii) hereof.

          (x) "Consultant" means any person, including an advisor, engaged by the Company, or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director acting solely in his capacity as such.

          (xi) "Continuous Status as an Employee or Consultant" means the employment or relationship as Consultant is not interrupted or terminated by the Company or any Affiliate. The Committee, in its sole discretion, may determine whether Continuous Status as an Employee, or Consultant shall be considered interrupted in the case of any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options and Stock Appreciation Rights appurtenant thereto, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (xii) "Director" means a member of the Board.

          (xiii) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (xiv) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (xv) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (xvi) "Fair Market Value" means, the closing sales price as of the date of grant for Company Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market or any similar organization or if Company Common Stock is listed on any national securities exchange, as quoted on such national securities exchange, as applicable, as reported in the Wall Street Journal or other source as the Board deems reliable, and if Company Common Stock is not traded on the Nasdaq National Market or any similar organization or on any national securities exchange, the value as determined in good faith by the Committee, based on the information available to it.

          (xvii) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (xviii) "Independent Stock Appreciation Right" or "Independent Right" means a right granted under subsection 9(b)(iii) hereof.

          (xix) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import) promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K (or any successor regulation of similar import), and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K (or any successor regulation of similar import); or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 of the Exchange Act.

          (xx) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (xxi) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (xxii) "Option" means a stock option granted pursuant to the Plan.

          (xxiii) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          (xxiv) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

          (xxv) "Outside Director" means for any given date of grant a Director who either (i) is not then a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation from the Company or such affiliated corporation for prior services (other than benefits under a tax qualified pension plan) during the then current taxable year, was not an officer of the Company or an "affiliated corporation" at any time (other than as its Clerk or Assistant Clerk), and is not then currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, and (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (xxvi) "Plan" or "1999 Plan" mean this 1999 Equity Incentive Plan.

          (xxvii) "Plan Year" means the calendar year.

          (xxiii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

          (xxix) "Securities Act" means the Securities Act of 1933, as amended.

          (xxx) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 9 hereof.

          (xxxi) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

          (xxxii) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

          (xxxiii) "Stock Bonus" means any stock bonus of the type which may be granted under Section 8 hereof.

          (xxxiv) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted under subsection 9(b)(i) hereof.

     The foregoing terms are not the exclusive definitions as used in the Plan and reference is made to other capitalized terms defined in the context of their first use herein.

     (b) Rules of Interpretation.

     (i) The headings and subheadings used herein or in any Option or other instrument evidencing a Stock Award are solely for convenience of reference and shall not constitute a part of the Plan or such document or affect the meaning, construction or effect of any provision thereof.

     (ii) All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender and visa versa, as the context may require.

     (iii) References to "including" means including without limiting the generality of any description preceding such term.

     (iv) Unless otherwise expressly stipulated, any reference in the Plan to any statute, act, regulation or specific provision thereof shall also extend to any amendment, restatement or other modification to such statute, act, regulation or specific provision thereof or any successor statute, act, regulation or provision of similar import.

     (v) Unless otherwise expressly provided, any reference in the Plan to any specific provision of any statute or act shall include any regulations promulgated thereunder from time to time and interpretations thereof as may be applicable to the Plan.

3.  ADMINISTRATION

     (a) Administration of the Plan shall be delegated to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and Outside Directors. The Committee shall have, in connection with the administration of the Plan, the powers set forth in the Plan, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revisit in the Board the administration of the Plan. The Board shall have the authority to correct any defect, omission or inconsistency in the Plan and to amend the Plan as provided in Section 16. The Board shall have the authority to appoint the Committee and to fill any vacancy created on the Committee by reason of the death, resignation or removal of any member thereof by appointing an eligible successor. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and to eligible persons with respect to whom the Company does not wish to comply with Section 162(m) of the Code.

     (b) The Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Bonus, a right to purchase restricted stock, a Stock Appreciation Right, another stock-based award or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Stock Award Agreement fully effective.

          (iii) To amend any Stock Award.

          (iv) Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and which are not in conflict with the provisions of the Plan.

4.  SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 15 hereof relating to adjustments upon Changes in Stock, the number of shares of stock that may be issued pursuant to Stock Awards under the Plan shall be equal to 925,000 shares of Company Common Stock. If any Stock Award shall for any reason expire or otherwise terminate without having been exercised in full, the Company Common Stock not purchased shall again become available for issuance under the Plan. Notwithstanding the foregoing, shares of Company Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 8 hereof shall not be available for subsequent issuance under the Plan.

     (b) The Company Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Subject to Section 4(a) hereof, no more than one hundred thousand (100,000) shares of Company Common Stock may be subject to Stock Bonus or restricted stock purchase.

5.  ELIGIBILITY.

     (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Other Stock Awards may be granted to Employees, Directors or Consultants, provided, however, that Stock Awards may be granted to Non-Employee Directors only as provided in Section 7(a).

     (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Company Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such Company Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) No person shall be eligible to be granted Stock Awards covering more than one hundred thousand (100,000) shares of Company Common Stock in any Plan Year.

6.  OPTION PROVISIONS.

     Each Option Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions except as otherwise specifically provided elsewhere in the Plan:

          (a) Term.  No Option shall be exercisable after the expiration of ten
     (10) years from the date it was granted.

          (b) Price. Subject to subsection 5(b) hereof, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be set by the Committee at the time each Option is granted.

          (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or
     (ii) at the discretion of the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) hereof, or (C) in any other form of legal consideration that may be acceptable to the Committee on terms determined by the Committee.

          In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

          (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent specified in the Option Agreement, in which case the Option may be transferred upon such terms and conditions as are set forth in the Option Agreement, as the Committee shall determine in its sole discretion, including (without limitation) pursuant to a "domestic relations order" within the meaning of such rules, regulations or interpretation of the Securities and Exchange Commission as are applicable for purposes of Section 16 of the Exchange Act, or to family members, or to trusts or other entities maintained for the benefit of family members. Notwithstanding the foregoing, the person to whom an Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

          (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

          (f) Termination of Employment or Relationship as a Consultant. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date three (3) months after termination of the Optionee's Continuous Status as an Employee or Consultant (or such longer (but only in the case of a Nonstatutory Stock Option) or shorter period of time specified in the Option Agreement), or
     (ii) the expiration of the Option's term, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period of time as specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d) hereof, but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

          (i) Early Exercise. The Option Agreement may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. If such a provision is included in an Option Agreement, the Option Agreement shall also contain provisions establishing a vesting schedule for the purchased shares and a right of the Company to repurchase any unvested shares or, as a condition to the exercise of the relevant Option, requiring the Optionee to enter into an agreement with the Company establishing such vesting and such rights.

          (j) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

          (k) Re-Load Options. Without in any way limiting the authority of the Committee to make or not to make grants of Options hereunder, the Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Company Common Stock in accordance with the Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(c) hereof), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Company Common Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five
     (5) years.

     Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) hereof and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) hereof and shall be subject to such other terms and conditions as the Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of the Options.

7.  OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

     (a) Each Non-Employee Director, including Non-Employee Directors elected to the Board at the meeting of the Company's stockholders at which this Plan is approved (the "Approval Meeting"), upon first joining the Board, will automatically be granted a Nonstatutory Stock Option to purchase 9,000 shares of Company Common Stock with an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Notwithstanding the preceding sentence, in the event a Non-Employee Director joins the Board after the second Tuesday in February in a given year such Non-Employee Director will receive a Nonstatutory Stock Option for a number of shares equal to 9,000 multiplied by N/12 where "N" is the number of months remaining between the date of election of such Non-Employee Director and the next second Tuesday in February. In addition, each Non-Employee Director who continues to serve as a director following any annual meeting of stockholders of the Company or special meeting in lieu thereof at which Directors are elected, including the Approval Meeting, will automatically be granted, immediately following such meeting of stockholders, a Nonstatutory Stock Option to purchase 9,000 shares of Company Common Stock at an exercise price equal to the Fair Market Value of the Company Common Stock on the date of grant. All Options granted under this Section 7(a) shall vest in full on the date of grant and will expire on the date which is five years from the date of grant.

     (b) The Committee shall adopt such provisions, in its sole discretion, as to the time, any limitations or restrictions and the manner of the exercise or vesting of Nonstatutory Stock Options granted under this Section 7 in respect of the matters set forth under the provisions of Subsections 6(d), (j) and (k) hereof.

8.  TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each Stock Bonus or restricted stock purchase agreement related to a Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Stock Bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or restricted stock purchase agreement shall include (through incorporation of provisions herein by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

          (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Committee may determine that eligible participants in the Plan may be granted a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company for its benefit.

          (b) Transferability. Except as otherwise provided elsewhere in the Plan, no rights under a Stock Bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the rights are granted only by such person. The person to whom the Stock Award is granted, may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of such person, shall thereafter be entitled to exercise the rights held by such person under the Stock Bonus or restricted stock purchase agreement.

          (c) Consideration. The purchase price of stock acquired pursuant to a Stock Award in the form of a stock purchase agreement shall be paid either:
     (i) in cash at the time of purchase; (ii) at the discretion of the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its discretion; including delivery of a promissory note of the Optionee to the Company on terms determined by the Committee. Notwithstanding the foregoing, the Committee may grant a Stock Award pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

          (d) Vesting. Shares of Company Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

          (e) Termination of Employment or Relationship as a Consultant. In the event a Participant's Continuous Status as an Employee or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Company Common Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or restricted stock purchase agreement between the Company and such person.

9.  STOCK APPRECIATION RIGHTS.

     (a) The Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Consultants to the Company or its Affiliates under the Plan. Each such right shall entitle the holder to a distribution based on the appreciation in the Fair Market Value per share of a designated amount of Company Common Stock.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) Tandem Stock Appreciation Rights. Tandem Rights will be granted appurtenant to an Option and will require the holder to elect between the exercise of the underlying Option for shares of Company Common Stock and the surrender, in whole or in part, of such Option for an appreciation distribution equal to the excess of (A) the Fair Market Value (on the date of Option surrender) of vested shares of Company Common Stock purchasable under the surrendered Option over (B) the aggregate exercise price payable for such shares.

          (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Company Common Stock subject to the underlying Option and will be exercised automatically at the same time the Option is exercised for those shares. The appreciation distribution to which the holder of such concurrent right shall be entitled upon exercise of the underlying Option shall be in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (A) the aggregate Fair Market Value (at date of exercise) of the vested shares purchased under the underlying Option with such concurrent rights over (B) the aggregate exercise price paid for those shares.

          (iii) Independent Stock Appreciation Rights. Independent Rights may be granted independently of any Option and will entitle the holder upon exercise to an appreciation distribution equal in amount to the excess of
     (A) the aggregate Fair Market Value (at date of exercise) of a number of shares of Company Common Stock equal to the number of vested share equivalents exercised at such time (as described in subsection 8(c)(iii)) hereof over (B) the aggregate Fair Market Value of such number of shares of Company Common Stock at the date of grant.

     (c) The terms and conditions applicable to each Tandem Right, Concurrent Right and Independent Right shall be as follows:

          (i) TANDEM RIGHTS:

             A. Tandem Rights may be tied to either Incentive Stock Options or Nonstatutory Stock Options. Each such right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular Option to which it pertains. If Tandem Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code.

             B. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (i) the Fair Market Value (on the date of the Option surrender) of the number of shares of Company Common Stock covered by that portion of the surrendered Option in which the Optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

          (ii) CONCURRENT RIGHTS:

             A. Concurrent Rights may be tied to any or all of the shares of Company Common Stock subject to any Incentive Stock Option or Nonstatutory Stock Option grant made under the Plan. A Concurrent Right shall, except as specifically set forth below, be subject to the same terms and conditions applicable to the particular option grant to which it pertains.

             B. A Concurrent Right shall be automatically exercised at the same time as the underlying Option is exercised with respect to the particular shares of Company Common Stock to which the Concurrent Right pertains.

             C. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of grant of the excess of (i) the aggregate Fair Market Value (on the date the Option is exercised) of the vested shares of Company Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

          (iii) INDEPENDENT RIGHTS:

             A. Independent Rights shall, except as specifically set forth below, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6 hereof. They shall be denominated in share equivalents.

             B. The appreciation distribution payable on the exercised Independent Right shall be in cash in an amount equal to the excess of
        (I) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (II) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company Common Stock.

          (iv) TERMS APPLICABLE TO TANDEM RIGHTS, CONCURRENT RIGHTS AND INDEPENDENT RIGHTS:

             A. To exercise any outstanding Tandem, Concurrent or Independent Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the instrument evidencing such right.

             B. If a Tandem, Concurrent, or Independent Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), then the instrument of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

             C. Except as otherwise provided in this Section 9, no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Tandem, Concurrent or Independent Rights.

10.  OTHER STOCK-BASED AWARDS.

     The Committee shall have the right to grant other Awards based upon Company Common Stock having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions and grant of securities convertible into Company Common Stock.

11.  CANCELLATION AND RE-GRANT OF OPTIONS.

     (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of Company Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%)) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a 10% stockholder (as described in subsection 5(c) hereof, not less than one hundred ten percent (110%) of the Fair Market Value) per share of Company Common Stock on the new grant date.

     (b) Shares of Company Common Stock subject to an Option or Stock Appreciation Right canceled under this Section 11 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The repricing of an Option and/or Stock Appreciation Right under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted to a person pursuant to subsection 5(c) hereof. The provisions of this subsection 11(b) shall be applicable only to the extent required by Section 162(m) of the Code.

12.  COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Company Common Stock required to satisfy such Stock Awards up to the number of shares of Company Common Stock authorized under the Plan.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Company Common Stock under the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or any securities law of any state either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. The Company shall not be required to sell or issue any shares under any Stock Award if the issuance of such shares shall constitute a violation by the holder of the Stock Award or by the Company of any provision of any law or regulation of any governmental authority. In the event the shares of Company Common Stock issuable on exercise of Stock Award are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued any legend which counsel for the Company considers necessary or advisable to comply with the Securities Act and with applicable state securities laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares.

13.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of Company Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14.  MISCELLANEOUS.

     (a) The Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) hereof shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of

Company Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee, or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee, with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Company Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

15.  ADJUSTMENTS UPON CHANGE IN STOCK.

     In the event of any Change in Stock, the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) hereof and the maximum number of shares subject to Options and Stock Awards pursuant to subsection 5(c) hereof, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Committee, the determination of which shall be final, binding and conclusive.

16.  VESTING AND PAYMENT UPON CHANGE IN CONTROL.

     (a) After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Company Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Company Common Stock equal to the number of shares for which such Option shall be so exercised.

     (b) Upon and following the occurrence of a Change of Control, the time for exercise of each unvested installment of any then outstanding Option or Stock Appreciation Right shall be accelerated, so that:

          (i) immediately upon such Change of Control, if the Optionee or the holder is then an employee or consultant of the Company twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, if the Optionee or the holder is then an employee or consultant of the Company one third (33'%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, if the Optionee or the holder is then an employee or consultant of the Company fifty percent (50%) of any installment of such Option or Stock Appreciation Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, if the Optionee or the holder is then an employee or consultant of the Company any remaining installment of such Option or Stock Appreciation

     Right that has not yet vested in accordance with its original terms or by virtue of this Section 16 shall become exercisable.

     The foregoing clauses (i) through (iv) are intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Option or Stock Appreciation Right outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Option or Stock Appreciation Right shall continue to vest in accordance with its original terms.

     (c) Upon the occurrence of a Change of Control, the restrictions and conditions contained in any Stock Bonus granted to a then current Employee or Consultant or restricted stock purchase agreement related to a Stock Award to which a then current Employee or Consultant is a party shall automatically be appropriately modified so that under the terms thereof additional shares of Company Common Stock vest in a manner essentially equivalent to the additional vesting provided for in Section 16(b) for Options and Stock Appreciation Rights. The determination of the Committee as to such modifications shall be final, binding and conclusive.

     The foregoing subparagraph (c) is intended to provide for vesting that is in addition to, and not in lieu of, the vesting schedule originally provided in any Stock Bonus or restricted stock purchase agreement related to a Stock Award outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such Stock Bonus or restricted stock purchase agreement related to a Stock Award shall continue to vest in accordance with its original terms.

     (d) If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, then either in such event:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of the shares of Company Common Stock as to which such Option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Company Common Stock equal to the number of shares as to which such Option shall be so exercised;

          (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired Options or Stock Appreciation Rights so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated Options or Stock Appreciation Rights shall be exercisable in full; or

          (iii) all outstanding Options and Stock Appreciation Rights, respectively, may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an Option or Stock Appreciation Right, respectively, and (y) each holder of an Option or Stock Appreciation Right shall have the right to exercise such Option or Stock Appreciation Right to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired Options or Stock Appreciation Rights, respectively, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     (e) If, within two years following a Change in Control, the employment of any Optionee who immediately prior to such Change in Control was employed by the Company as an Officer (each such Optionee being hereafter referred to as a "Designated Executive") shall be terminated by the Company other than for cause, or shall be terminated by the Designated Executive for Good Reason, then in such event all unvested Options, Stock Appreciation Rights, Stock Bonuses and other Stock Awards held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for termination by a Designated Executive of his employment shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, shall materially diminish the responsibilities and authority of the Designated Executive or, shall materially reduce the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive shall resign from his employment by the Company or such successor entity.

     (f) If, within two years following a Change in Control, a Non-Employee Director is terminated or resigns from the Board of Directors for Good Reason, then in such event all unvested Options held by such Non-Employee Director at the date of such resignation shall thereupon immediately become exercisable in full. For purposes of this paragraph, "Good Reason" for resignation by a Non-Employee Director shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity, shall materially diminish the responsibilities and authority of the Non-Employee Director or shall materially reduce the rate of compensation of the Non-Employee Director, in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Non-Employee Director shall resign from his position as a Director.

17.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 hereof relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or the listing or eligibility for quotation requirements of the Nasdaq National Market or any similar organization or of any national securities exchange upon which shares of Company Common Stock are listed or eligible for trading.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Committee at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

18.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on March 4, 2009. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with consent of the person to whom the Stock Award was granted.

19.  LOCK-UP AGREEMENT.

     The Committee may in its discretion specify upon granting an Option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

20.  GOVERNING LAW.

     The provisions of the Plan and all Stock Awards made hereunder shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of law principles thereof.

                                                                      APPENDIX B

                      PROJECT SOFTWARE & DEVELOPMENT, INC.

               1994 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1.  PURPOSE

     This Amended and Restated 1994 Incentive and Nonqualified Stock Option Plan (the "Plan") of Project Software & Development, Inc. (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company, and any parent or subsidiary of the Company, and to certain other individuals providing services to or acting as directors of the Company or any such parent or subsidiary. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which afford such executives, key employees or other individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intends that Incentive Stock Options issued under the Plan will qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention. As used in the Plan the terms "parent" and "subsidiary" shall have the respective meanings set forth in
Section 424 of the Code.

SECTION 2.  ADMINISTRATION

     2.1 The Committee. The Plan shall be administered by a Committee (the "Committee") consisting of at least two "Outside Directors." As used herein, the term "Outside Director" means any director of the Company who (i) is not an employee of the Company or of an "affiliated group," as such term is defined in
Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate (other than as its Clerk or Assistant Clerk) and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. None of the members of the Committee shall be an officer or other employee of the Company. It is the intention of the Company that the Plan shall be administered by "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 as amended (the "1934 Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a disinterested person. Except as specifically reserved to the Board of Directors of the Company (the "Board") under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

     Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     2.2 Powers of the Committee. Subject to the terms and conditions of the Plan, the Committee shall have the power:

          (a) To determine from time to time the persons eligible to receive options and the options to be granted to such persons under the Plan and to prescribe the terms, conditions, restrictions, if any, and provisions (which need not be identical) of each option granted under the Plan to such persons;

          (b) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company and optionees;

          (c) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including:

     (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

          (d) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.  STOCK

     3.1 Stock to be Issued. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, $.01 par value (the "Common Stock"), or shares of the Company's Common Stock held in treasury. The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 1,800,000 shares of Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in Section 8 hereof.

     3.2 Expiration, Cancellation or Termination of Option. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option may again be the subject of options under the Plan, and shares of Common Stock issuable under options that expire, are cancelled or are otherwise terminated shall not count against the limitation on grants set forth in Section 3.3 hereof.

     3.3 Limitation on Grants. In no event may any Plan participant be granted options with respect to more than 150,000 shares of Common Stock in any calendar year.

SECTION 4.  ELIGIBILITY

     4.1 Persons Eligible. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or any parent or subsidiary of the Company. Nonqualified Options may be granted to officers or other employees of the Company or any parent or subsidiary of the Company, and to members of the Board and consultants or other persons who render services to the Company or any such parent or subsidiary (regardless of whether they are also employees), provided, however, that options may be granted to members of the Board who are not employees of the Company or any such parent or subsidiary ("Outside Directors") only as provided in Section 4.4.

     4.2 Greater-Than-Ten-Percent Stockholders. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 425 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the Common Stock at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

     4.3 Maximum Aggregate Fair Market Value. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

     4.4  Option Grants to Outside Directors.

          (a) Grant of Options Upon Election to Board. Each Outside Director joining the Board at or subsequent to the meeting of the Company's stockholders at which this Section 4.4(a) in this form is approved (the "Approval Meeting") shall automatically be granted, upon such Outside Director so joining the Board, an initial Nonqualified Option to purchase 12,000 shares of Common Stock. Such

     Nonqualified Option shall vest and become exercisable in three equal annual installments cumulatively beginning on the first anniversary of the date the option was granted. Notwithstanding the preceding sentence, the initial Nonqualified Option granted to any Outside Director joining the Board after May 1, 1998, including the initial Nonqualified Option granted to each of Alan Stanzler and Stephen Sayre, shall vest in three equal installments, one-third on the first anniversary of the date of grant, one-third on the second anniversary of the date of grant and one-third immediately prior to the meeting of stockholders at which such Outside Director's initial term of office as a Director will expire in accordance with the Company's By-Laws.

          (b) Grant of Options Upon Re-Election to Board or Continuation on the Board. Each Outside Director who is re-elected by the stockholders of the Company to the Board at or subsequent to the Approval Meeting shall automatically be granted, immediately following the meeting of stockholders at which such Outside Director is re-elected, a Nonqualified Option to purchase 4,000 shares of Common Stock. In addition, each Outside Director whose term of office does not expire at any annual meeting of stockholders or special meeting in lieu thereof subsequent to the Approval Meeting and who shall remain an Outside Director after such meeting shall automatically be granted, immediately following such meeting, a Nonqualified Option to purchase 4,000 shares of Common Stock. Each Nonqualified Option described in this Section 4.4(b) shall vest and become exercisable in full on the last day of December in the year in which the Nonqualified Option was granted.

          (c) Purchase Price. The purchase price per share of Common Stock under each Nonqualified Option granted pursuant to this Section 4.4 shall be equal to the fair market value of the Common Stock on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3(b).

          (d) Expiration. Each Nonqualified Option granted to an Outside Director under this Section 4.4 shall expire on the fifth anniversary of the date of grant.

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

     5.1 Termination of Employment. Except as may be otherwise expressly provided herein, options shall terminate on the earlier of:

          (a) the date of expiration thereof;

          (b) immediately upon the termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) for cause (as determined by the Company or such parent or subsidiary); or

          (c) thirty days after the date of termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) by the Company (or any such parent or subsidiary) without cause or voluntarily by the optionee; provided, however, that Nonqualified Options granted to persons who are not employees of the Company (or any parent or subsidiary of the Company) need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

     An employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company (or any such parent or subsidiary). Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company (or any parent or subsidiary of the Company) and the optionee shall be determined by the Committee at the time thereof.

     As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company (or any parent or subsidiary of the Company) are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the business of the Company (or any such parent or subsidiary) or on the optionee's ability to perform services for the Company (or any such parent or subsidiary), including, without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company (or any such parent or subsidiary) or any affiliate of the Company (or any such parent or subsidiary).

     5.2 Death or Retirement of Optionee. In the event of the death of the holder of an option that is subject to clause (b) or (c) of Section 5.1 above prior to termination of the optionee's employment with or performance of services for the Company (or any parent or subsidiary of the Company) and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death. After the death of the optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the optionee was entitled to exercise such option at the time of his death.

     If, before the date of the expiration of an option that is subject to clause (b) or (c) of Section 5.1 above, the optionee shall be retired in good standing from the Company for reasons of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or ninety (90) days after the date of such retirement. In the event of such retirement, the optionee shall have the right prior to the termination of such option to exercise the option to the extent to which he was entitled to exercise such option immediately prior to such retirement.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

     Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Committee shall from time to time deem appropriate. Such provisions or conditions may include, without limitation, restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Committee; provided, however, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. The shares of stock issuable upon exercise of an option by any executive officer, director or beneficial owner of more than ten percent of the Common Stock of the Company may not be sold or transferred (except that such shares may be issued upon exercise of such option) by such officer, director or beneficial owner for a period of six months following the grant of such option.

     Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

     6.1 Expiration of Option. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted or as specified in Section 5 of this Plan.

     6.2 Exercise. Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

     6.3 Purchase Price. The purchase price per share under each option shall be determined by the Committee at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder) and the option price of any Nonqualified Option shall not be less than 85% of the fair market value of the Common Stock on the date the option is granted. For the purpose of the Plan the fair market value of the Common Stock shall be (i) in the case of the Nonqualified Options granted to Outside Directors in connection with the Company's initial public offering, the initial public offering price and (ii) in all other cases, the closing price per share on the date of grant of the option as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System

("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, the mean of the bid and asked prices per share on the date of grant of the option or, if the Common Stock is not traded over-the-counter, the fair market value as determined by the Committee.

     6.4 Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee; provided, however, the Committee in its discretion may establish such rules and procedures as it may deem appropriate to permit the transferability of Nonqualified Options.

     6.5 Rights of Optionees. No optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until the option shall have been exercised pursuant to the terms thereof, and the Company shall have issued and delivered certificates representing such shares to the optionee.

     6.6 Certain Rights of the Company. The Committee may in its discretion provide upon the grant of any option hereunder that the Company shall have an option to repurchase upon such terms and conditions as determined by the Committee all or any number of shares purchased upon exercise of such option or a right of first refusal in connection with subsequent transfer of any or all of such shares. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the shares subject to repurchase is granted. In the event the Committee shall grant options subject to the Company's repurchase option or right of first refusal, the certificates representing the shares purchased pursuant to such option shall carry a legend satisfactory to counsel for the Company referring to the Company's repurchase option or right of first refusal.

     6.7 "Lockup" Agreement. The Committee may in its discretion specify upon granting an option that upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     7.1 Method of Exercise. Any option granted under the Plan may be exercised by the optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     7.2 Payment of Purchase Price. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either by (i) cash or check equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Committee, other shares of Common Stock which (a) either have been owned by the optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender not greater than the aggregate option price of the shares as to which such option shall be exercised, (iii) with the consent of the Committee, delivery of such documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price, (iv) with the consent of the Committee, such other consideration which is acceptable to the Committee and which has a fair market value equal to the option price of such shares, or (v) with the consent of the Committee, a combination of (i), (ii), (iii), (iv) and/or (v). For the purpose of the preceding sentence, the fair market value per share of Common Stock so delivered to the Company shall be determined in the manner specified in Section 6.3. As promptly as practicable after receipt of the Notice and accompanying payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

SECTION 8.  CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 Rights of Company. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 Recapitalizations, Stock Splits and Dividends. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised his option in full immediately prior to such event; (ii) the number and class of shares with respect to which options may be granted under the Plan; and (iii) the number and class of shares set forth in Sections 3.3 and 4.4 shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock immediately prior to the event requiring adjustment would own as the result of such event.

     8.3 Merger without Change of Control. After a merger of one or more corporations with or into the Company or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the shares of Common Stock as to which such option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which such option shall be so exercised.

     8.4  Change of Control.

     (a) Upon the occurrence of a Change of Control (as defined below) the time for exercise of each unvested installment of any then outstanding option shall be accelerated, such that:

          (i) immediately upon such Change of Control, twenty-five percent (25%) of any such unvested installment shall be exercisable;

          (ii) on the date that is nine months after such Change in Control, one third (33'%) of any installment of such option that has not yet vested in accordance with its original terms or by virtue of this Section 8.4 shall become exercisable;

          (iii) on the date that is eighteen months after such Change in Control, fifty percent (50%) of any installment of such option that has not yet vested in accordance with its original terms or by virtue of this
     Section 8.4 shall become exercisable; and

          (iv) on the second anniversary of such Change in Control, any remaining installment of such option that has not yet vested in accordance with its original terms or by virtue of this Section 8.4 shall become exercisable.

     The foregoing clauses (i) through (iv) are intended to provide for vesting that is additive to, and not in lieu of, the vesting schedule originally provided in any option outstanding at the time of a Change in Control, and, except to the extent accelerated by such clauses, each such option shall continue to vest in accordance with its original terms.

     (b) If the Company is merged with or into or consolidated with another corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, then either in such event:

          (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of the shares of Common Stock as to which such option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or common stock) to which such holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which such option shall be so exercised;

          (ii) the Committee may accelerate the time for exercise of some or all unexercised and unexpired options so that from and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, specified by the Committee such accelerated options shall be exercisable in full; or

          (iii) all outstanding options may be cancelled by the Committee as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all unexercised and unexpired options, in full during the 10-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

     (c) If, within two years following a Change in Control, the employment of any optionee who immediately prior to such Change in Control was employed by the Company in a capacity designated by the Board of Directors of the Company as that of an "executive officer" within the meaning of Rule 16a-1(f) promulgated under the 1934 Act (each such optionee being hereafter referred to as a "Designated Executive") shall be terminated by the Company other than for cause, or shall be terminated by the Designated Executive for good reason, then in such event all unvested, unexercised and unexpired options held by such Designated Executive at the date of such termination shall thereupon immediately become exercisable in full. For purposes of this paragraph, "good reason" for termination by a Designated Executive of his employment shall be deemed to have existed only if (i) within two years after a Change in Control, the Company, or any successor entity then employing the Designated Executive, shall materially diminish the responsibilities and authority of the Designated Executive or, shall materially reduce the rate of compensation of the Designated Executive (including by way of a change in the method of determining the eligibility of such Designated Executive to earn bonus or incentive compensation), in either case as compared with his responsibilities and authority or rate of compensation, as the case may be, in effect immediately prior to such Change in Control, and (ii) within thirty (30) days following such diminution or reduction the Designated Executive shall resign from his employment by the Company or such successor entity.

     (d) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) persons who, as of March 1, 1997, constituted the Company's Board (the "Incumbent Board") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to March 1, 1997 whose election was approved by, or who was nominated with the approval of, at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this Plan, be considered a member of the Incumbent Board; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e) Notwithstanding anything in the Plan to the contrary, upon the occurrence of a Change of Control (as defined), each then outstanding option held by an Outside Director of the Company shall become immediately vested and exercisable.

     8.5 Adjustments to Common Stock Subject to Options. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

     8.6 Miscellaneous. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.  GENERAL RESTRICTIONS

     9.1 Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     9.2 Compliance with Securities Laws. The Company shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by the Company of any provision of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Act"), upon exercise of any option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Act and with applicable state securities laws:

          The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be pledged, hypothecated, sold or otherwise transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act; and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.3 Employment Obligation. The granting of any option shall not impose upon the Company (or any parent or subsidiary of the Company) any obligation to employ or continue to employ any optionee; and the right of the Company (or any such parent or subsidiary) to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him/her.

     9.4 Withholding Tax. Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 10.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time, except that (i) the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to this Plan shall not be changed or increased, other than by operation of Section 8 hereof, without the consent of the stockholders of the Company and (ii) the provisions of Section 4.4 shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

SECTION 11.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 12.  EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board of Directors. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of Common Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to Section 10 hereof, whichever shall first occur.

SECTION 13.  TERMINATION OF THE PLAN

     The Plan shall terminate upon the approval by the Company's shareholders of the Company's 1999 Equity Incentive Plan (the "1999 Plan"). Upon such termination date:

          (a) No further options shall be granted under the Plan.

          (b) All options under the Plan outstanding on the date of termination shall continue to be governed by the terms and conditions of the Plan, including provisions added by amendments to the Plan approved by the Company's stockholders at the Company's 1999 Annual Meeting of Stockholders or special meeting in lieu thereof.

                                                                      1286-PS-99

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        OF PROJECT SOFTWARE & DEVELOPMENT, INC. THE BOARD OF DIRECTORS
      RECOMMENDS A VOTE FOR PROPOSAL 1 (ELECTION OF CLASS III DIRECTORS).
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 (APPROVAL OF 1999 EQUITY INCENTIVE PLAN). THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
 PROPOSAL 3 (APPROVAL OF AMENDMENTS TO 1994 INCENTIVE AND NONQUALIFIED STOCK
    OPTION PLAN). THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4
                         (RATIFICATION OF AUDITORS).



                      PROJECT SOFTWARE & DEVELOPMENT, INC.


      PROXY FOR SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 24, 1999


     The undersigned stockholder of Project Software & Development, Inc. (the "Company"), revoking all prior proxies, hereby appoints Norman E. Drapeau, Jr. and Paul D. Birch, and each of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Stockholders to be held at the offices of the Company, 100 Crosby Drive, Bedford, Massachusetts, on Wednesday, March 24, 1999, beginning at 10:00 A.M., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated March 5, 1998 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

-----------                                                        -----------
SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                               SIDE
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

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

The shares represented by this proxy will be voted as directed. If no direction is given with respect to Proposal 1 below (Election of Class III Directors), the shares represented by this proxy will be voted for Mr. Drapeau and Mr. Fishman. If Mr. Drapeau or Mr.
Fishman is unable or declines to serve as a Director at the time of the Annual Meeting, the shares represented by this proxy will be voted FOR such other nominees as is then designated by the Board of Directors. If no direction is given with respect to Proposal 2 below (Approval of 1999 Equity Incentive Plan), the shares represented by this proxy will be voted FOR the Proposal. If no direction is given with respect to Proposal 3 below (Approval of Amendments to 1994 Incentive and Nonqualified Stock Option Plan), the shares represented by this proxy will be voted FOR the Proposal. If no direction is given with respect to Proposal 4 below (Ratification of
Auditors), the shares represented by this proxy will be voted FOR the Proposal.

                                                                                                             FOR    AGAINST  ABSTAIN
1. To elect Norman E. Drapeau, Jr. and Richard P. Fishman as        2. To approve the Company's 1999         [ ]      [ ]      [ ]
   Class III Directors of the Company for a term of three years.       Equity Incentive Plan.

                    FOR            WITHHELD                         3. To approve the amendments to the      [ ]      [ ]      [ ]
                    [ ]              [ ]                               Company's 1994 Incentive and Non-
                                                                       qualified Stock Option Plan.

                                                                    4. To approve the proposal to ratify the [ ]      [ ]      [ ]
    [ ] _______________________________________                        selection of PricewaterhouseCoopers
         For all nominees except as note above                         LLP as the Company's independent
                                                                       accountants.

                                                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT           [ ]


                                                                       MARK HERE IF YOU PLAN TO ATTEND THE MEETING             [ ]

                                                                       Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                                                                       Please sign exactly as names(s) appear(s) on stock
                                                                       certificate. If stockholder is a corporation, please sign
                                                                       full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Signature: ___________________________ Date: ____________________  Signature: ___________________________ Date: ____________________